                                                                EXHIBIT 3(a)

STATE OF ALABAMA          )

JEFFERSON COUNTY          )



                ARTICLES OF AMENDMENT TO ARTICLES (CERTIFICATE)
                                OF INCORPORATION
                                       OF
                                  BIG B, INC.



                 KNOW ALL MEN BY THESE PRESENTS: That we, the undersigned, as President and Secretary of BIG B, Inc., a corporation organized and existing under the laws of the State of Alabama, hereby certify that, in accordance with Code of Alabama 1975, Sections 10-2A-110 and 10-2A-113, the Articles (Certificate) of Incorporation were amended on the 17th day of November, 1993, by a vote of the Shareholders of the Corporation, pursuant to a resolution adopted by the Board of Directors of the Corporation and voted upon by the Shareholders of the Corporation, the vote being 9,203,648 for, 174,627 against and 111,651 abstaining, out of a total of 15,484,652 shares issued and outstanding and entitled to vote thereon, as follows:

                          The first paragraph of ITEM IV of the Articles
                 (Certificate) of Incorporation is hereby deleted in its entirety, and there is substituted in lieu thereof the following:

                          "The total number of shares which the Corporation
                 shall have authority to issue is Forty Million (40,000,000) shares of Common Stock of the par value of $0.001 per share, constituting a total authorized capital of $40,000 and consisting of such one class only."

                          "The Corporation shall issue one share of the
                 One-Tenth of One Cent ($.001) par value Common Stock of the Corporation in exchange for and in cancellation of each one share of the presently outstanding One Cent ($.01) par value Common Stock of the Corporation."


                 The above Amendment effects a change in the amount of stated capital of the Corporation. The stated capital of the Corporation is currently $200,000. This Amendment will decrease the stated capital of the Corporation to $40,000. The manner in which this change is effected is as follows:

                 The par value shall be decreased from One Cent ($.01) per share to One-Tenth of One Cent ($.001) per share, and subsequently the total authorized capital stock of Two Hundred Thousand Dollars ($200,000), divided into twenty million (20,000,000) shares of One Cent ($.01) par value Common Stock, will be changed to a total authorized capital stock of Forty Thousand Dollars ($40,000.00), divided into Forty Million (40,000,000) shares of One-Tenth of One Cent ($.001) par value Common Stock.

                 The above Amendment provides for an exchange of issued shares. The manner in which this exchange is to be effected is as follows:

                 The Corporation shall issue one share of the One-Tenth of One Cent ($.001) par value Common Stock of the Corporation in exchange for and in cancellation of each one share of the presently outstanding One Cent ($.01) par value common shares of the Corporation.

                 We further certify that the within Articles of Amendment are being filed in the Office of the Judge of Probate of Jefferson County, Alabama, for the purpose of effecting such amendment in accordance with the requirements of Code of Alabama 1975, Section 10-2A-114.

                 IN WITNESS WHEREOF, we have hereunto set our hands and seals this 17th day of November, 1993.

                                           /s/ Arthur M. Jones, Sr.    (SEAL)
                                           Arthur M. Jones, Sr.,
                                           President

                                           /s/ James A. Bruno         (SEAL)
                                           James A. Bruno,
                                           Secretary




                                  VERIFICATION


                 I, the undersigned, as President of Big B, Inc., do hereby verify that the above and foregoing instrument represents Articles of Amendment to the Articles (Certificate) of Incorporation of Big B, Inc., an Alabama corporation, duly approved and adopted by the holders of a majority of the shares entitled to vote thereon, and that the statements therein are true and correct.
                 This 17th day of November, 1993.


                                        /s/ Arthur M. Jones, Sr.
                                        Arthur M. Jones, Sr.,
                                        President


         Sworn to and subscribed before me on this 17th day of November, 1993.


                                        /s/ Kay E. Ellis
                                        Notary Public
                                        My Commission Expires: 1/12/96

STATE OF ALABAMA

JEFFERSON COUNTY

                ARTICLES OF AMENDMENT TO ARTICLES (CERTIFICATE)
                                OF INCORPORATION
                                       OF
                                  BIG B, INC.

                 KNOW ALL MEN BY THESE PRESENTS: That we, the undersigned, as President and Secretary of Big B, Inc., a corporation organized and existing under the laws of the State of Alabama, hereby certify that, in accordance with Code of Alabama 1975, Sections 10-2A-110 and 10-2A-113, the Articles (Certificate) of Incorporation were amended on the 20th day of May, 1988, by a vote of the Shareholders of the Corporation, the vote being 4,376,014 for, 96,190 against, and 6,378 abstained, with a total of 7,393,003 shares of Common Stock issued and outstanding, with a total of 7,393,003 shares of Common Stock entitled to vote thereon, as follows:
                 The first and second paragraphs of ARTICLE IV of the Articles (Certificate) of Incorporation are hereby deleted in their entirety, and there is substituted in lieu thereof the following:

                          "The total number of shares which the Corporation
                 shall have authority to issue is 20,000,000 shares of Common Stock of the par value of $0.01 per share, constituting a total authorized capital of $200,000, and consisting of such one class of Common Stock only."

                 We further certify that the within Articles of Amendment are being filed in the Office of the Judge of Probate of Jefferson County, Alabama, for the purpose of effecting such amendment in accordance with the requirements of Code of Alabama 1975, Section 10-2A-114.

                 IN WITNESS WHEREOF, we have hereunto set our hands and seals this 20th day of May, 1988.

                                                /s/ Anthony J. Bruno  (SEAL)
                                                Anthony J. Bruno,
                                                President


                                                /s/ Arthur M. Jones, Sr. (SEAL)
                                                Arthur M. Jones, Sr.,
                                                Secretary

                                  VERIFICATION

                 I, the undersigned, as President of Big B, Inc., do hereby verify that the above and foregoing instrument represents Articles of Amendment to the Articles (Certificate) of Incorporation of Big B, Inc., an Alabama corporation, duly approved and adopted by holders of a majority of the shares entitled to vote thereon, and that the statements contained therein are true and correct.

                 This 20th day of May, 1988.

                                                   /s/ Anthony J. Bruno
                                                   Anthony J. Bruno,
                                                   President


        Sworn to and subscribed before me on this 20th day of May, 1988.

                                                   /s/ Janice K. Hunt
                                                   Notary Public

                                                   My Commission Expires:
                                                   6-3-89

                                                  This instrument was prepared
                                                  by Carol G. Caldwell, Esq.
                                                  2222 Arlington Avenue South
                                                  Birmingham, Alabama  35205

STATE OF ALABAMA                  )
COUNTY OF JEFFERSON       )

                ARTICLES OF AMENDMENT TO ARTICLES (CERTIFICATE)

                                OF INCORPORATION

                                       OF

                                  BIG B, INC.

                 KNOW ALL MEN BY THESE PRESENTS: That we, the undersigned, as President and Secretary of Big B, Inc., a corporation organized and existing under the laws of the State of Alabama (the "Corporation"), hereby certify that, in accordance with Code of Alabama, 1975, Sections 1O-2A-110 and 10-2A-113, the Articles (Certificate) of Incorporation of the Corporation were amended on the 22nd day of May, 1984, by a vote of the Shareholders of the Corporation, the vote being 4,153,612 for, 9,329 against and 8,269 abstain, out of a total of 6,563,828 shares of Common Stock issued and outstanding, with a total of 6,563,828 shares of Common Stock entitled to vote thereon, as follows:
                 The first paragraph of Article IV of the Articles (Certificate) of Incorporation of the Corporation is hereby deleted in its entirety, and there is substituted in lieu thereof the following:

                 "The total number of shares which the Corporation shall have authority to issue is 12,000,000 shares of Common Stock of the par value of $0.01 per share, constituting a total authorized capital of $120,000, and consisting of such one class of Common Stock only.

                 "The Corporation shall issue one share of the One Cent ($0.01) par value Common Stock of the Corporation in exchange for and in cancellation of each one share of the presently outstanding Five Cents ($0.05) par value common shares of the Corporation."

                 The above Amendment effects a change in the amount of stated capital of the Corporation. The stated capital of the Corporation is currently $328,191.40. This Amendment will decrease the stated capital of the Corporation to $65,638.28. The manner in which this change is effected is as follows:
                 The total authorized capital stock of Six Hundred Thousand Dollars ($600,000.00), divided into twelve million (12,000,000) shares of Five Cents ($0.05) par value Common Stock, will be changed to a total authorized capital stock of One Hundred Twenty Thousand Dollars ($120,000.00), divided into twelve million (12,000,000) shares of One Cent ($0.01) par value Common Stock.
                 The above Amendment provides for an exchange of issued shares. The manner in which this exchange is to be effected is as follows:
                 The Corporation shall issue one share of the One Cent ($0.01) par value Common Stock of the Corporation in exchange for and in cancellation of each one share of the presently outstanding Five Cents ($0.05) par value common shares of the Corporation.

                 We further certify that the within Articles of Amendment are being filed in the Office of the Judge of Probate of Jefferson County, Alabama, for the purpose of effecting such amendment in accordance with the requirements of Code of Alabama 1975, Section 10-2A-114.

                 IN WITNESS WHEREOF, we have hereunto set our hands and seals this 22nd day of May, 1984.

                                        /s/ Anthony J. Bruno  (SEAL)
                                        Anthony J. Bruno,
                                        President


                                        /s/ Arthur M. Jones, Sr. (SEAL)
                                        Arthur M. Jones, Sr.,
                                        Secretary

                                  VERIFICATION

                 I, the undersigned, as President of Big B, Inc., do hereby verify that the above and foregoing instrument represents Articles of Amendment to the Articles (Certificate) of Incorporation of Big B, Inc., an Alabama corporation, duly approved and adopted by the holders of a majority of the shares entitled to vote thereon, and that the statements contained therein are true and correct.

                 This 22nd day of May, 1984.


                                        /s/ Anthony J. Bruno  (SEAL)
                                        Anthony J. Bruno,
                                        President

                 Sworn to and subscribed before me on this 22nd day of May, 1984.

                                        /s/ Susan deVille Perkins
                                        Notary Public
                                        My Commission expires: 3/13/88

STATE OF ALABAMA                  )
COUNTY OF JEFFERSON       )

                ARTICLES OF AMENDMENT TO ARTICLES (CERTIFICATE)

                                OF INCORPORATION

                                       OF

                                  BIG B, INC.

                 KNOW ALL MEN BY THESE PRESENTS: That we, the undersigned, as President and Secretary of Big B, Inc., a corporation organized and existing under the laws of the State of Alabama, hereby certify that, in accordance with Code of Alabama, 1975, Sections 10-2A-110 and 10-2A-113, the Articles (Certificate) of Incorporation were amended on the 30th day of August, 1983, by a vote of the Shareholders of the Corporation, the vote being 2,180,969 for, 678 against and 1,030 abstain, out of a total of 3,281,914 shares issued and outstanding, with a total of 3,281,914 shares entitled to vote thereon, as follows:
                 The first paragraph of ARTICLE IV of the Articles (Certificate) of Incorporation is hereby deleted in its entirety, and there is substituted in lieu thereof the following:
                 "The total number of shares which the Corporation shall have authority to issue is 12,000,000 of Common of the par value of $0.05 per share, constituting a total authorized capital of $600,000 and consisting of such one class only. Each presently outstanding share of capital stock of the Corporation shall be split on a two for one basis, and, in furtherance thereof, the Corporation shall issue two shares of the Five Cents ($0.05) par value common shares of the Corporation in exchange for and in cancellation of each one share of the presently outstanding Ten Cents ($0.10) par value common shares of the Corporation."

                 The above Amendment provides for an exchange of issued shares. The manner in which the same shall be effected is as follows:

                 Each presently outstanding share of capital stock of the Corporation shall be split on a two for one basis, and, in furtherance thereof, the Corporation shall issue two shares of the Five Cents ($0.05) par value common shares of the Corporation in exchange for and in cancellation of each one share of the presently outstanding Ten Cents ($0.10) par value common shares of the Corporation.

                 We further certify that the within Articles of Amendment are being filed in the Office of the Judge of Probate of Jefferson County, Alabama, for the purpose of effecting such amendment in accordance with the requirements of Code of Alabama, 1975, Section 10-2A-114.

                 IN WITNESS WHEREOF, we have hereunto set our hands and seals this 30th day of August, 1983.


                                        /s/ Anthony J. Bruno  (SEAL)
                                        Anthony J. Bruno,
                                        President


                                        /s/ Arthur M. Jones, Sr. (SEAL)
                                        Arthur M. Jones, Sr.,
                                        Secretary

                                  VERIFICATION

                 I, the undersigned, as President of Big B, Inc., do hereby verify that the above and foregoing instrument represents Articles of Amendment to the Articles (Certificate) of Incorporation of Big B, Inc., an Alabama corporation, duly approved and adopted by the holders of a majority of the shares entitled to vote thereon, and that the statements contained therein are true and correct.
                 This 30th day of August, 1983.

                                        /s/ Anthony J. Bruno  (SEAL)
                                        Anthony J. Bruno, President


                 Sworn to and subscribed before me on this 30th day of August, 1983.


                                        /s/ Kathleen B. Polk
                                        Notary Public
                                        My commission expires: 9/10/86

                                        This instrument was prepared by Donald
                                        B. Henderson, Jr.  2222
                                        Arlington Avenue South
                                        Birmingham, Alabama 35205

                             ARTICLES OF CORRECTION

                                       OF

                                  BIG B, INC.


                 KNOW ALL MEN BY THESE PRESENTS: That, I, Anthony J. Bruno, as President of Big B, Inc., a corporation organized and existing under the laws of the State of Alabama, hereby certify that, in accordance with Code of Alabama of 1975, Section 10-2A-95, the Articles of Amendment to (Articles) Certificate of Incorporation, was filed in the Office of the Judge of Probate of Jefferson County, Alabama, on April 20, 1981. Item III of said Articles of Amendment which effected a change in the amount of stated capital of the Corporation, failed to state the manner in which the change is effected. Item III of the Articles of Amendment to (Articles) Certificate of Incorporation is hereby corrected to read as follows:

                 "The first paragraph of ARTICLE IV is hereby deleted in its entirety and there is substituted in lieu thereof the following:

                 'The total number of shares which the Corporation shall have the authority to issue is twelve million (12,000,000) shares of Common of the par value of ten cents ($.10) per share, constituting a total authorized capital of One Million Two Hundred Thousand Dollars ($1,200,000) and consisting of such one class only.'

                 The above constitutes an increase in the amount of the stated capital of the Corporation from 500 shares of Common of a par value of $10.00 per share, amounting in the aggregate to $5,000 to 12,000,000 shares of Common of a par value of ten cents per share, amounting in the aggregating to $1,200,000."

                 I further certify that the within Articles of Correction is being filed in the Office of the Judge of Probate of Jefferson County, Alabama, for the purpose of correcting an omission in the Articles of Amendment to (Articles) of Incorporation as originally filed in said Office, in accordance with the requirements of the laws of the State of Alabama.

                 IN WITNESS WHEREOF, I have hereunto set my hand and seal this 15th day of June, 1981.


                                                   /s/ Anthony J. Bruno  (SEAL)
                                                   Anthony J. Bruno,
                                                   President

STATE OF ALABAMA                  )
JEFFERSON COUNTY                  )

                 I, the undersigned, a Notary Public in and for said County and said State, hereby certify that Anthony J Bruno, whose name as President of Big B, Inc., an Alabama Corporation, is signed to the foregoing Certificate of Correction, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Certificate, he, as such officer and with full authority executed the same voluntarily for and as the act of said Corporation.

                 Given under my hand and official seal this the 15th day of June, 1981.

                                                /s/ Linda S. Blake
                                                Notary Public

                                                My Commission Expires: 4/3/84

                                                   This Instrument was prepared
                                                   by Donald B. Henderson, Jr.
                                                   2222 Arlington Avenue South
                                                   Birmingham, Alabama 35205

STATE OF ALABAMA          )
COUNTY OF JEFFERSON       )

        ARTICLES OF AMENDMENT TO (ARTICLES) CERTIFICATE OF INCORPORATION

                                       OF

                          BIG "B" DISCOUNT DRUGS, INC.

                                  ************

                 KNOW ALL MEN BY THESE PRESENTS: That we, the undersigned, as President and Secretary of Big "B" Discount Drugs, Inc., a corporation organized and existing under the laws of the State of Alabama, hereby certify that, in accordance with the provisions of Sections 69 and 72 of the Alabama Business Corporation Act effective January I, 1981 (Sections 10-2A-110 and 10-2A-113 of the Code of Alabama), the (Articles) Certificate of Incorporation was amended by the unanimous consent of the Directors and the sole Shareholder on the 7th day of April, 1981, as follows:

                                       I

                 ARTICLE I of the Certificate of Incorporation is hereby deleted in its entirety, and there is substituted in lieu thereof the following:
                                   "ARTICLE I

                 The name of the Corporation shall be Big B, Inc., and any and all references to Big "B" Discount Drugs, Inc. shall hereafter be deemed to refer to Big B, Inc."

                                       II

                 Subparagraph (a) of ARTICLE II is hereby deleted in its entirety, and there is substituted in lieu thereof the following:
                 "(a) To carry on the business of a drug store and other retail businesses, and to manufacture, buy, sell and deal in all kinds of drugs, medicines, chemicals, oils, paints and patent and other medicines, sanitary appliances, tobaccos, cigars, and other goods and merchandise used in and pertaining to the said business, and to deal in and carry on a general merchandise business and do all acts and things reasonable and necessary for the conduct of such business."

                                      III

                 The first paragraph of ARTICLE IV is hereby deleted in its entirety and there is substituted in lieu thereof the following:
                 "The total number of shares which the Corporation shall have the authority to issue is twelve million (12,000,000) shares of Common of the par value of ten cents (10c.) per share, constituting a total authorized capital of One Million Two Hundred Thousand Dollars ($1,200,000) and consisting of such one class only."

                                       IV

                 There shall be added to the Certificate of Incorporation a new
ARTICLE VII-A which shall read as follows:

                                 "ARTICLE VII-A

                              NUMBER OF DIRECTORS

                 The number of Directors constituting the Board of Directors shall be not less than three (3) and not more than twelve (12)."

                                       V

                 There shall be added to the Certificate of Incorporation a new
ARTICLE XVIII which shall read as follows:

                                 "ARTICLE XVIII

                          DENIAL OF PREEMPTIVE RIGHTS

                 No holder of shares of any class of this Corporation shall, as such holder, have any preemptive rights in, or preemptive rights to purchase or subscribe to, any shares of this Corporation, or any bonds, debentures or other securities or obligations convertible into or exchangeable with any shares of this Corporation, other than such rights of conversion or exchange and such rights under options or warrants or purchase or subscription arrangements, as shall be expressly granted by the Board of Directors or shareholders at such prices and upon such other terms and conditions as the Board of Directors, in its discretion, or the shareholders may fix or designate."

                 We further certify that the within Articles of Amendment are being filed in the Office of the Judge of Probate of Jefferson County, Alabama, for the purpose of effecting such amendment in accordance with the requirements of Section 73 of said Act (Section 10-2A-114 of the Code of Alabama).

                 IN WITNESS WHEREOF, we have hereunto set our hands and seals this 7th day of April, 1981.

                                                   /s/ Anthony J. Bruno  (SEAL)
                                                   Anthony J. Bruno,
                                                   President


                                                   /s/ Arthur Jones (SEAL)
                                                   Arthur Jones,
                                                   Secretary

                                  VERIFICATION

                 I, the undersigned, as President of Big "B" Discount Drugs, Inc., do hereby verify that the above and foregoing instrument represents Articles of Amendment to the (Articles) Certificate of Incorporation of Big "B" Discount Drugs, Inc., an Alabama corporation, duly approved and adopted by the unanimous consent of the Directors and the sole Shareholder of the Corporation and that the statements contained therein are true and correct.

                 This 7th day of April, 1981.

                                        /s/ Anthony J. Bruno  (SEAL)
                                        Anthony J. Bruno,
                                        President

       Sworn to and subscribed before me on this 7th day of April, 1981.

                                        /s/ Mary Elaine Murray
                                        Notary Public
                                        My commission expires: 10/22/84

                                STATE OF ALABAMA

         I, Don Siegelman, Secretary of State, of the State of Alabama, having custody of the Great and Principal Seal of said State, do hereby certify that pursuant to the provisions of Section 8 of Act No. 80-633 the corporate name, Big B, Inc., is reserved as available based only upon an examination of the corporation records on file in this office for the exclusive use of Big B, Inc. for a period of one hundred twenty days from this date. (In the case of a domestic corporation, the name of the county in which the corporation was or is proposed to be incorporated is Jefferson.) I further certify that as set out in the application for reservation of a corporate name the Secretary of State's office does not assume any responsibility for the availability of the corporate name requested nor for any duplication which might occur.

                                           In Testimony Whereof, I have hereunto
                                           set my hand and affixed the Great
                                           Seal of the State, at the Capitol,
                                           in the City of Montgomery, on this
                                           day.

                                           April 15, 1981
                                           Date

                                           /s/ Don Siegelman
                                           Don Siegelman, Secretary of State

                             ARTICLES OF CORRECTION
                                       OF
                          BIG "B" DISCOUNT DRUGS, INC.



                 KNOW ALL MEN BY THESE PRESENTS: That, I, Anthony J. Bruno, as President of Big "B" Discount Drugs, Inc., a corporation organized and existing under the laws of the State of Alabama, hereby certify that, in accordance with Code of Alabama of 1975, Section 1O-2A-95, the Certificate of Incorporation, as amended, was filed in the Office of the Judge of Probate of Jefferson County, Alabama, on July 25, 1972, and included an error in the designation of the incorporators. The Certificate of Incorporation is hereby corrected as follows:
                 Wherever, in the Certificate of Incorporation the name "Bruno's Inc." appears as an incorporator, such name or reference shall be deemed to be or refer to "Linda S. Blake".
                 I further certify that the within Articles of Correction is being filed in the Office of the Judge of Probate of Jefferson County, Alabama, for the purpose of correcting an error in the Certificate of Incorporation as originally filed in said Office, in accordance with the requirements of the laws of the State of Alabama.
                 IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of April, 1981.

                                                   /s/ Anthony J. Bruno  (SEAL)
                                                   Anthony J. Bruno,
                                                   President

STATE OF ALABAMA          )

JEFFERSON COUNTY          )

                 I, the undersigned, a Notary Public in and for said County and said State, hereby certify that Anthony J. Bruno, whose name as President of Big "B" Discount Drugs, Inc., an Alabama Corporation, is signed to the foregoing Certificate of Correction, and who is known to me, acknowledged before me on this day that being informed of the contents of said Certificate, he, as such officer and with full authority executed the same voluntarily for and as the act of said Corporation.
                 Given under my hand and official seal this the 7th day of April, 1981.

                                        /s/ Mary Elaine Murray
                                        Notary Public

                                        My Commission Expires: 10/22/84
(SEAL)

                          CERTIFICATE OF AMENDMENT TO
                        CERTIFICATE OF INCORPORATION OF
                          BIG "B" DISCOUNT DRUGS, INC.


                 KNOW ALL MEN BY THESE PRESENTS:

                 That we, Anthony Bruno, as President, and Arthur "Mac" Jones, as Secretary, of Big "B" Discount Drugs, Inc., a corporation organized and existing under the laws of the State of Alabama, hereby certify that, in accordance with the provisions of Section 20 of the "Alabama Business Corporation Act", being Act No. 414, enacted by the Legislature of Alabama, Regular Session 1959, on November 13, 1959, the Certificate of Incorporation was amended by the written consent of all of the directors and stockholders of the corporation, as follows:

                 The first paragraph of Article IV of the Certificate of Incorporation is hereby deleted in its entirety, and there is substituted in lieu and instead thereof the following:

                                  "ARTICLE IV

                 The amount of the total authorized capital stock of this corporation shall be $5,000 divided into 500 shares of common stock of the par value of $10.00 per share."


                 We further certify that the foregoing amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 20 of the "Alabama Business Corporation Act", being Act No. 414, as enacted by the Legislature of Alabama, Regular Session 1959, on November 13, 1959, and that the within Certificate is being filed in the Office of the Judge of Probate of Jefferson County, Alabama, for the purpose of effecting such amendment in accordance with the requirements of the State of Alabama.

                 IN WITNESS WHEREOF, we have hereunto set our hands and seals this 1st day of July, 1977.


                                                   /s/ Anthony J. Bruno  (SEAL)
                                                   President


                                                   /s/ Arthur M. Jones  (SEAL)
                                                   Secretary

                          CERTIFICATE OF INCORPORATION

                                       OF

                          BIG "B" DISCOUNT DRUGS, INC.


                 KNOW ALL MEN BY THESE PRESENTS: That we, the undersigned incorporators, do hereby associate ourselves together for the purpose of forming a corporation under the laws of the State of Alabama, and do declare:

                                   ARTICLE I

                 The name of the corporation shall be Big "B" Discount Drugs, Inc.

                                   ARTICLE II

                 The objects for which this corporation is formed are:

                 (a) To carry on the business of a drug store and to manufacture, buy, sell and deal in all kinds of drugs, medicines, chemicals, oils, paints and patent and other medicines, sanitary appliances, tobaccos, cigars, and other goods and merchandise used in and pertaining to the said business, and to deal in and carry on a general merchandise business and do all acts and things reasonable and necessary for the conduct of such business.

                 (b) To manufacture, purchase, acquire, hold, maintain, improve, construct, pledge, hypothecate, exchange, sell, invest and deal in and otherwise dispose of, alone or in syndicate or otherwise in conjunction with others, commodities, merchandise and other personal property of every kind, character, and description whatsoever and wheresoever situated, and any interest therein.

                 (c) To purchase, acquire, lease, own, hold, sell, convey or mortgage and otherwise deal in real estate, property, tenements, and hereditaments, as well as any interest therein, and directly or through the ownership of stock in any corporation, to maintain and improve the same by erecting, constructing, rebuilding, repairing, equipping, any and all kinds of buildings and other structures and erections, and to install therein such furniture and appliances which at any time may be necessary to the conduct thereof.

                 (d) To acquire bonds or stocks of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation; to pay for the same in cash, the stock or other securities of the corporation or otherwise; to hold, or in any manner dispose of the whole or any part of the property so acquired; to conduct in any lawful manner the whole or any part of the business so acquired, and to exercise all the powers necessary or convenient in and about the conduct and management of any such business.

                 (e) To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States of America or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this corporation.

                 (f) To acquire by purchase, subscription, contract, underwriting or otherwise, to hold for investment or otherwise, to pledge, hypothecate, exchange, sell, deal in and with and dispose of or to turn to account or to realize upon, alone or in syndicate or otherwise in conjunction with others, stocks, securities and investments of every kind and description, including, but not by way of limitation, shares, stocks, scrip, notes, bonds, debentures, rights, participating certificates, certificates of interest, mortgages, acceptances, commercial paper and choses in action, evidence of indebtedness and other obligations of every kind and description (all of which is hereinafter sometimes called "securities") of any private, public or quasi-public corporation, association, partnership, common law trust, syndicate, firm or individual or of any combinations, organizations or entities whatsoever, irrespective of their form or the names by which they may be described; and, while the owner or holder of any such securities, to exercise all the rights, powers and privileges of ownership in respect thereto; and, to the extent now or hereafter permitted by law, to aid by loan, guarantee or otherwise those issuing, creating or responsible for any such securities.

                 (g) To borrow and lend money and to give or take security therefor by way of mortgage, pledge, transfer or assignment of real or personal property, of every nature and description.

                 (h) To enter into, make and perform contracts of every kind for any lawful purpose without limit as to amount with any person, firm, association or corporation, town, city, county, state, territory, government or governmental subdivision.

                 (i) To draw, make, accept, endorse, discount, execute and to issue promissory notes, drafts, bills of exchange, warrants, debentures and other negotiable or transferable instruments.

                 (j) To issue bonds, debentures or obligations of this corporation from time to time, for any of the objects or purposes of the corporation, and to secure the same by mortgage, pledge, deed of trust or otherwise.

                 (k) To have one or more offices to carry on all or any of its operations and business and, without restriction or limit as to amount, to purchase or otherwise acquire, hold, own, mortgage, pledge, sell, assign and transfer, convey or otherwise dispose of, invest, trade, deal in and deal with goods, wares and merchandise, and real and personal property of every class and description in any of the states, districts, territories or colonies of the United States, and in any and all foreign countries, subject to the laws of such state, district, territory, colony and country.

                 (l) To purchase or otherwise acquire its own shares of stock (so far as may be permitted by law) and its bonds, debentures, notes, scrip or other securities, or evidence of indebtedness, and to hold, sell, transfer, or reissue the same.

                 (m) To enter into any plan or project for the assistance and welfare of its employees.

                 (n) To enter into any legal arrangements for sharing of profits, union of interests, reciprocal concessions or cooperation with any person, partnership, corporation, association, combination, organization, entity or body whatsoever domestic or foreign, carrying on or proposing to carry on any business which this corporation is authorized to carry on, or any business or transaction deemed necessary, convenient or incidental to carrying out any of the objects of this corporation.

                 (o) To assume, guarantee or become surety for the payment and performance of any and all debts and obligations of another or others, and to guarantee the payment of dividends upon any security or securities.

                 (p) To do all and everything necessary and proper for the accomplishment of the objects herein enumerated or necessary or incidental to the protection and benefit of the corporation, and in general, to carry on any lawful business necessary or incidental to the protection and benefit of the corporation, and in general, to carry on any lawful business necessary or incidental to the attainment of the purposes of the corporation, whether such business is similar in nature to the objects and powers hereinabove set forth or otherwise; but nothing herein contained is to be construed as authorizing this corporation to carry on the business of banking or that of a trust company or that of the business of insurance in any of its branches.

                 The foregoing clauses shall be construed as objects and purposes of the corporation, in addition to those powers specifically conferred upon the corporation by law, and it is hereby expressly provided that the foregoing specific enumeration of powers shall not be held to limit or restrict in any manner the powers of the corporation otherwise granted by law.

                                  ARTICLE III

                 The location of the principal office of the corporation shall be at 2620 West 13th Street, Birmingham, Alabama 35208.

                                   ARTICLE IV

                 The amount of the total authorized capital stock of this corporation shall be One Thousand Dollars ($1,000.00), divided into one hundred
(100) shares of Common Stock, of the par value of Ten Dollars ($10.00) per share.
                 The amount of the total authorized capital stock with which this corporation shall begin business shall be One Thousand Dollars ($1,000.00), divided into one hundred (100) shares of Common Stock of the par value of Ten Dollars ($10.00) per share, all of said stock being issued as shown by the subscription list hereto attached and marked Exhibit "A" and being paid for by cash or the transfer to the corporation of property having a cash market value equal to or in excess of the total par value of said stock.

                                   ARTICLE V

                 The name and address of the officer and agent designated by the incorporators to receive subscriptions to the capital stock of this corporation is Joseph Bruno, 2620 West 13th Street, Birmingham, Alabama 35208.

                                   ARTICLE VI

                 The names and post office addresses of the incorporators and the number of shares subscribed and paid for by each are, respectively, as follows:



         NAME                     NUMBER OF SHARES          ADDRESS
         ----                     ----------------          -------
         Bruno's, Inc.                   98                 2620 W. 13th Street
                                                            Birmingham, Alabama 35208

         Celeste Carroll                  1                 2030 - 1st Avenue, North
                                                            Birmingham, Alabama 35203

         Sue Parnell                      1                 2030 - 1st Avenue, North
                                                            Birmingham, Alabama 35203


                                  ARTICLE VII

                 The names and post office addresses of the officers of the corporation chosen for the first year are as follows:



         NAME                              OFFICE                   ADDRESS
         ----                              ------                   -------
         Joseph Bruno                      President                2620 W. 13th Street
                                                                    Birmingham, Alabama 35208

         Angelo Bruno                      Vice President           2620 West 13th Street
                                                                    Birmingham, Alabama 35208

         James C. Baldone                  Secretary                2620 West 13th Street
                                                                    Birmingham, Alabama 35208

         J. L. Gordon                      Treasurer                2620 West 13th Street
                                                                    Birmingham, Alabama 35208

                                  ARTICLE VIII

                 The names and post office addresses of the Directors of the corporation chosen for the first year are as follows:



         NAME                              OFFICE                   ADDRESS
         ----                              ------                   -------
         Joseph Bruno                      Director                 2620 W. 13th Street
                                                                    Birmingham, Alabama 35208

         Angelo Bruno                      Director                 2620 West 13th Street
                                                                    Birmingham, Alabama 35208

         James C. Baldone                  Director                 2620 West 13th Street
                                                                    Birmingham, Alabama 35208

         J. L. Gordon                      Director                 2620 West 13th Street
                                                                    Birmingham, Alabama 35208

                 Notwithstanding any contrary provisions contained in this Certificate of Incorporation, the stockholders holding the majority of outstanding Common Stock of the corporation may remove all or any of the Directors of the corporation, before the expiration of their term, at any regular or special stockholders' meeting.

                                   ARTICLE IX

                 The duration of this corporation shall be perpetual.

                                   ARTICLE X

                 The corporate powers shall be exercised by the Board of Directors, except as otherwise provided by statute, by this Certificate of Incorporation, or by By-Laws hereafter adopted, and any amendments to the foregoing.

                 In furtherance, and not in limitation, of the powers conferred by statute, the Board of Directors is expressly authorized:

                 (a) To make and alter the By-Laws of this corporation, but By-Laws so made by the Directors may be altered or repealed by the Directors or Stockholders;

                 (b) To fix and determine and to vary the amount of working capital of the corporation; to determine whether any, and if any, what part of any, accumulated profits shall be declared and paid as dividends, to determine the date or dates for the declaration and payment of dividends; to direct and determine the use and disposition of any surplus or net profits over and above the capital stock paid in;

                 (c) To make, from time to time (so far as may be permitted by Law), temporary secured or unsecured loans when, in the judgment of the Board of Directors, the money so loaned is not at the time required in the conduct of the business of the corporation.

                 The corporation may, in its By-Laws, confer powers upon its Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon it by statute.

                                   ARTICLE XI

                 This corporation may from time to time issue its shares of stock for such consideration (but not less than par so long as the corporation be solvent), as may be fixed from time to time by the Board of Directors, and may receive in payment thereof, in whole or in part, cash, labor done, personal property, or real property, or leases thereof. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of such labor, property, real estate or leases thereof, shall be conclusive. Any and all shares so issued for which the consideration so fixed shall have been paid or delivered shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payment in respect thereof.
                 This corporation may, from time to time, lawfully enter into any agreement to which all, or less than all, the holders of record of the issued and outstanding shares of its capital stock shall be parties restricting the transfer of any or all shares of its capital stock represented by certificates there for.

                                  ARTICLE XII

                 Any and every statute of the State of Alabama hereafter enacted whereby the rights, powers and privileges of the stockholders of corporations organized under the general laws of the State of Alabama are increased, diminished or in any way affected, or whereby effect is given to the action taken by any part less than all of the stockholders of any such corporation, shall apply to this corporation and shall be binding upon not only this corporation but upon every stockholder thereof, to the same extent as if such statute had been in force at the date of the making and filing of this Certificate of Incorporation.

                                  ARTICLE XIII

                 The corporation shall have a lien on its shares of stock for any debt or liability incurred to it by a stockholder, before notice of a transfer or levy on such shares.

                                  ARTICLE XIV

                 The corporation shall have the right to purchase, take, receive or otherwise acquire, hold, own, pledge, transfer or otherwise dispose of its own shares, but purchases of its own shares, whether direct or indirect, shall be made only to the extent of earned surplus or capital surplus available there for.

                                   ARTICLE XV

                 All persons who shall acquire stock in this corporation shall acquire it subject to the provisions of this Certificate of Incorporation, as the same from time to time may hereafter be amended. So far as not otherwise expressly provided by the laws of the State of Alabama, the corporation shall be entitled to treat the person or entity in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in said share on the part of any other person, whether or not the corporation shall have notice thereof.

                                  ARTICLE XVI

                 The President or any Vice President shall have authority to execute all deeds, mortgages, bonds and other contracts requiring a seal, under the seal of the corporation, and the Secretary or any Assistant Secretary shall have authority to affix said seal to instruments requiring it, and attest the same.

                                  ARTICLE XVII

                 Every person (and the heirs, executors and administrators of such person) who is or was an officer, director or employee of the corporation, or of any other corporation which he served as such at the request of the corporation, and of which the corporation directly or indirectly is a stockholder or creditor, or in which, or in the stocks, bonds, securities or other obligations of which it is in any way interested, may in accordance with the second paragraph of this Article be indemnified by the corporation against any and all liability and reasonable expense that may be incurred by him in connection with or resulting from any claim, action, suit or proceeding (whether brought by or in the right of the corporation or such other company or otherwise), civil or criminal, or in connection with an appeal relating thereto, in which he may become involved, as a party or otherwise, by reason of his being or having been an officer, director or employee of the corporation or such other corporation, or by reason of any action taken or not taken by him in such capacity, whether he continues to be such officer, director or employee at the time such liability or expense shall have been incurred, provided he acted in good faith in what he reasonably believed to be the best interests of the corporation or such other corporation, as the case may be, and, in addition, in any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. As used herein the terms "liability" and "expense" shall include, but shall not be limited to, counsel fees and disbursements and amounts of judgments, fines or penalties against, and amounts paid and settlements by or for such person. The termination of any claim, action, suit or proceeding, civil or criminal by judgment, settlement (whether with or without court approval) or conviction shall not create a presumption that such person does not meet the standards of conduct set forth herein.
                 Any indemnification hereunder shall be made at the discretion of the corporation, but only if the Board of Directors (with no director who is a party to or interested in such claim, action, suit or proceeding, Participating) shall find that such person has met the standards of conduct set forth in the preceding paragraph. If two-thirds or more of the Board of Directors are parties to or interested in such claim, action, suit or proceeding, the regular counsel for the corporation shall determine whether such person has met such standards.
                 Expenses incurred with respect to any such claim, action, suit or proceeding may be advanced by the Corporation prior to the final disposition thereof upon receipt of an undertaking by or on behalf of such Person to repay such amount unless it shall ultimately be determined that he is entitled to indemnification hereunder.

                 The rights of indemnification provided in this Article shall be in addition to any rights to which any such person may otherwise be entitled under any by-law, agreement, vote of Stockholders, or otherwise.

                 IN WITNESS WHEREOF, we have hereunto set our hands and seals on this 25th day of July, 1972.


                                        /s/ Celeste Carroll           (SEAL)
                                        Celeste Carroll


                                        /s/ Sue Parnell               (SEAL)
                                        Sue Parnell

                                        BRUNO'S, INC.


                                        By  /s/ Joseph Bruno
Attest:                                     Its President

/s/ James C. Baldone
Its Secretary

                                  EXHIBIT "A"

                 All of the shares of stock subscribed for by the subscribers listed below are issued and hereby declared to be fully paid stock:

NAME                      NO. OF SHARES    AMOUNT  ADDRESS
- ----                      -------------    ------  -------
Bruno's, Inc.                   98         $980.00 Birmingham, Alabama
Celeste Carroll                  1         $ 10.00 Birmingham, Alabama
Sue Parnell                      1         $ 10.00 Birmingham, Alabama



STATE OF ALABAMA                  )

COUNTY OF JEFFERSON       )

                 Before me, the undersigned Notary Public in and for said County in said State, personally appeared Joseph Bruno, who, being by me first duly sworn, deposes and says that he is the agent of Big "B" Discount Drugs, Inc., designated by the incorporators to receive subscriptions to the capital stock of said corporation; that the foregoing is a true and correct list of the subscriptions to the capital stock of said corporation, together with the number of shares subscribed for by each and the amount paid therefor, and that all of said subscriptions have been paid for in cash.


                                                   /s/ Joseph Bruno
                                                   Joseph Bruno



                 Sworn to and subscribed before me, this 25th day of July, 1972.


                                                   /s/ Paschal P. Vacca
                                                   Notary Public